UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 22, 2005

Date of Report (Date of earliest event reported)

Commission File Number: 000-28915

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SONORAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington                                                                                      13-4093341

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

1 Berkeley Street, London, England, W1J 8DJ

(Address of principal executive offices)

44 (0) 20 7016 8801

(Issuer's telephone number, including area code)

if changed since last report)

Item 7.01. Regulation FD Disclosure

    On Sunday, May 22, 2005, the following article (translated into English) was publiched by Al-Gahad newspaper in Amman, Jordan:

    Amman - Dr. Maher Hijazin, Director General of the NRA, announced that the Authority will sign a PSA with the American Sonoran Energy in the coming two weeks.  And he added that Sonoran will deliver a technical study that was applied for Azraq area in addition to developing Hamza Field by using advanced technology to achieve accurate and extensive results.

    Mr. Hijazin added that Sonoran considered the Azraq is a promising and important exploration area based on the information submitted from NRA.

    The NRA and Sonoran Energy had signed MOU for 5 months with an investment of $400,000 to study the geological nature, exploratory activity and visibility for the area.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2005

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal,

Chief Executive Officer